UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) December 3, 2004
                                                         ----------------

                         NATIONAL PENN BANCSHARES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                  Pennsylvania
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                 (State or Other Jurisdiction of Incorporation)

                 000-22537-01                     23-2215075
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          (Commission File Number) (I.R.S. Employer Identification No.)

              Philadelphia and Reading Avenues, Boyertown, PA   19512
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               (Address of Principal Executive Offices)      (Zip Code)

                                  610-367-6001
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               Registrant's Telephone Number, Including Area Code

                                       N/A
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         (Former Name or Former Address, if Changed Since Last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

          --- Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

          --- Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

          --- Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

          --- Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.
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         As previously  reported on a Form 8-K dated  October 6, 2004,  National
Penn Bancshares, Inc. appointed Michelle Debkowski as National Penn's Chief Accounting and Investor Relations Officer, effective October 18, 2004. On December 3, 2004, National Penn, National Penn Bank and Ms. Debkowski entered into an Agreement, which provides Ms. Debkowski with "change-in-control" benefits.

         The benefits provided by this Agreement become payable if two events occur. First, there must be a "change-in-control" of National Penn or National Penn Bank (as defined in the Agreement). Second, the executive's employment must be terminated without cause or the executive must resign after an adverse change in the terms of her employment. Adverse changes include reduction in title or responsibilities, reduction in compensation or benefits (except for a reduction for all employees generally), reassignment beyond a thirty-mile commute by automobile from Boyertown, Pennsylvania or increased travel requirements. If these two events occur, the executive will be entitled to receive a lump-sum cash severance payment within fifteen days after termination of employment. The payment will be equal to 100 percent of the executive's base salary (before reduction for any contributions to a tax-qualified plan under Section 401(k) of the Internal Revenue Code) in effect immediately prior to the change-in-control.

Item 9.01  Financial Statements and Exhibits.
---------------------------------------------

(c) Exhibits.

        10.1 - Executive Agreement dated December 3, 2004 among National Penn Bancshares, Inc., National Penn Bank and Michelle Debkowski.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         NATIONAL PENN BANCSHARES, INC.


                                        By /s/Wayne R. Weidner
                                        ----------------------
                                        Name: Wayne R. Weidner
                                        Title: Chairman and CEO


Dated:  December 7, 2004


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                                  EXHIBIT INDEX
                                  -------------


Exhibit Number                    Description
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    10.1       Executive  Agreement  dated  December 3, 2004 among National Penn
               Bancshares, Inc., National Penn Bank and Michelle Debkowski.